ITEM 1. SCHEDULE OF INVESTMENTS.

The Schedule(s) of Investments is attached herewith.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments —

December 31, 2025 (Unaudited)

The unaudited consolidated schedule of investments of Partners Group Next Generation Infrastructure, LLC (the “Fund”), a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company, as of December 31, 2025, is set forth below:

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

Private Equity Investments (83.30%) Direct Investments * (29.15%) Direct Equity (29.15%)	Investment Type	Acquisition Date	Shares	Cost	Fair Value**
North America (20.38%)
Arroyo Dunamis Direct Investment I-B L.P. +, a, b	Limited partnership interest	02/25/25	—	$1,820,113	$3,508,030
DigitalBridge Zeus Partners V, LP +, a, b, c, d	Limited partnership interest	10/13/23	—	5,490,537	7,841,113
EdgeCore Holdings, LP +, a, b, d	Limited partnership interest	08/22/24	—	1,160,628	1,950,701
EQT Infra VI Co-Investment (E) SCSp +, a, c, d	Common equity	03/13/24	1,400,000	1,243,527	1,554,645
Exus US Holdings, LP +, a, b, c	Limited partnership interest	10/03/23	—	691,443	782,478
Exus US Holdings, LP +, a, b, c	Limited partnership interest	10/03/23	—	2,000,000	2,987,256
Gateway Fleets Holdings, LP +, a, b, c, d	Limited partnership interest	09/30/24	—	56,554	64,091
LCP Parent LP +, a, b, d	Limited partnership interest	12/03/25	—	15,632,718	15,632,718
MRP Topco, LP +, a, b, c	Limited partnership interest	06/04/25	—	10,698,529	11,540,857
PowerTransitions LLC +, a, b	Limited partnership interest	09/11/25	—	517,204	517,204
Total North America (20.38%)					46,379,093
Western Europe (8.77%)
Andromeda Co-Invest LP +, a, b, c, d	Limited partnership interest	01/31/24	—	2,983,003	4,116,579
Birdie Holdco Limited +, a	Limited partnership interest	05/01/25	—	528,691	975,501
PG Elysium HoldCo S.à r.l. +, a, c, d	Common equity	11/14/23	6,592,367	1,169,233	1,494,968
PG Investment Company 71 S.à r.l. +, a, d	Common equity	09/26/24	651,648	725,003	929,979
PG Polaris TopCo S.à r.l. +, a, c	Preferred equity	03/27/24	1,843,991	1,843,991	1,728,264
PG Polaris TopCo S.à r.l. +, a, c, d	Common equity	03/27/24	97,052	97,065	985,473
PG Polaris Warehouse SCSp +, a, b, c	Limited partnership interest	03/27/24	—	37,427	60,369
T InvestCo Lux I S.à r.l. +, a, d	Common equity	10/07/25	1,003,105	1,169,873	2,210,520
T InvestCo Lux I S.à r.l. +, a, d	Preferred equity	10/07/25	6,230,408	7,266,226	7,441,787
Total Western Europe (8.77%)					19,943,440
Total Direct Equity (29.15%)				$55,131,765	$66,322,533
Total Direct Investments (29.15%)				$55,131,765	$66,322,533

Secondary Investments *, b (50.48%)	Acquisition Date	Cost	Fair Value
North America (37.21%)
Arroyo Investors Fund IV, L.P. +, a	02/25/25	$1,567,868	$1,815,331
Bolt Energy, LLC +, a	07/01/25	441,034	437,276
DigitalBridge Partners II, LP +, a, c, d	10/01/23	8,185,476	10,197,180
EnCap Flatrock Midstream Fund III, L.P. +, a	09/30/25	97,622	157,594
EnCap Flatrock Midstream Fund III, L.P. +, a, d	12/31/25	65,807	92,259
EnCap Flatrock Midstream Fund IV L.P. +, a	09/30/25	476,650	606,109
ERA Blade Continuation Fund Parallel LP +, a	08/06/25	678,734	689,354
Fengate Everest Continuation Fund L.P. +, a, c, d	06/17/24	1,042,877	1,409,470
Forge Opportunity L.P. +, a	08/13/25	180,288	1,400,298
GI Zeus Holdings-A L.P. +, a	08/13/25	1,938,550	1,184,150
Grain Communications Opportunity Fund (Parallel), L.P. +, a, c, d	06/30/24	108,173	113,711
Grain Spectrum Holdings III (Cayman), L.P. +, a, c, d	06/30/24	152,365	179,090
Gridiron Energy, LLC +, a, d	10/01/24	5,034,086	17,403,964
Jackrabbit Power Holdings, LLC +, a, c	06/30/24	107,750	273,249
LS Power Equity Partners III Feeder 1, L.P. +, a, d	01/01/25	3,406,218	6,294,806
LS Power Equity Partners III Feeder 3, L.P. +, a, c, d	06/30/24	78,088	210,565
LS Power Equity Partners IV, L.P. +, a, c, d	06/30/24	93,880	247,737
Peppertree Capital Fund IX +, a, d	06/30/25	852,944	962,917

The accompanying notes are an integral part of these Consolidated Schedule of Investments.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments —

December 31, 2025 (Unaudited) (continued)

	Acquisition Date	Cost	Fair Value
Private Equity Investments (continued)
Secondary Investments *, b (continued)
North America (continued)
Peppertree Capital Fund IX +, a, c	09/29/23	$7,423,937	$9,062,118
Peppertree Capital Fund VI QP, LP +, a, d	10/01/25	3,099,950	4,155,400
Peppertree Capital Fund VII QP, LP +, a, d	12/31/23	3,212,803	4,259,544
Peppertree Capital Fund VIII QP, LP +, a, d	12/31/23	1,980,278	2,672,420
QNZPF US Co-Investment Vehicle +, a, d	07/31/24	1,166,432	1,531,253
Quinbrook Net Zero Power Fund +, a, d	07/31/24	1,229,587	1,421,499
Rockland Gridflex Partners +, a, c	06/30/24	128,806	320,599
Rockland PHR Partners, L.P. +, a, c	08/01/23	4,892,446	11,934,402
Rockland Power Partners II, LP +, a, c	06/30/24	1	10,283
Rockland Power Partners III, LP +, a, c	06/30/24	161,750	209,109
Rockland Power Partners IV, L.P. +, a, c	06/30/24	410,204	538,238
True Green Capital Fund III, L.P. +, a, c	06/30/24	47,864	66,160
True Green Capital Fund IV, L.P. +, a, c	06/30/24	184,742	214,916
Valley of Fire Continuation Fund Feeder LP +, a, c, d	03/08/24	728,864	981,749
VEPF VIII Co-Invest 7-A, LP +, a, c	08/02/23	2,658,964	3,608,929
Total North America (37.21%)			84,661,679
Western Europe (13.27%)
Aparca8 Capital Estacionamientos, S.C.R., S.A. +, a, c, d	12/15/23	2,529,222	4,352,575
Daiwa ICP European Infrastructure 1, L.P. +, a	09/11/24	1,340,027	1,908,003
Digital Infrastructure Vehicle II SCSp, SICAV-RAIF +, a, c, d	09/04/23	3,701,411	4,900,952
DIV II Matrix Co-Invest II SCSp +, a, d	06/18/24	1,349,310	2,262,562
DIV II Matrix Co-Invest SCSp +, a, c, d	09/04/23	3,395,557	5,728,359
F2i - Terzo Fondo per le Infrastrutture +, a, d	12/18/25	7,286,012	8,329,438
F2i III +, a, d	07/01/24	1,118,886	2,378,338
MML Keystone I +, a, c	04/15/25	228,014	342,945
Total Western Europe (13.27%)			30,203,172
Total Secondary Investments (50.48%)		$72,783,477	$114,864,851
Primary Investments *, b (3.67%)
North America (3.67%)
ArcLight Infrastructure Partners Fund VIII-B, L.P. +, a, d	10/29/25	1,132,785	1,132,785
Arroyo Investors Fund IV, L.P. +, a	03/28/25	3,110,849	3,601,847
DigitalBridge Partners III, LP +, a, c, d	05/14/24	389,687	363,815
EnCap Energy Transition Fund II-C, L.P. +, a, c, d	12/28/23	543,621	518,223
GI Data Infrastructure Fund II LP +, a, c, d	01/22/24	383,031	421,028
KKR Global Infrastructure Investors V (USD) SCSp +, a, d	06/01/24	243,244	238,660
LS Power Equity Partners V, L.P. +, a, c, d	12/20/23	467,832	622,750
Rockland Power Partners IV, LP +, a, c	01/31/24	955,231	1,303,239
Stonepeak Infrastructure Partners V, L.P. +, a, c	03/04/24	151,874	143,150
Total North America (3.67%)			8,345,497
Total Primary Investments (3.67%)		$7,378,154	$8,345,497

Total Private Equity Investments (Cost $135,293,396)(83.30%)			$189,532,881
Total Investments (Cost $135,293,396)(83.30%)			189,532,881

The accompanying notes are an integral part of these Consolidated Schedule of Investments.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments —

December 31, 2025 (Unaudited) (continued)

	Interest			Fair
	Rate	Units	Cost	Value
Cash Equivalents
BlackRock Liquidity Funds - Treasury Trust Fund	4.16%	47,354,104	47,354,104	47,354,104
Total Cash Equivalents (Cost $47,354,104)(20.82%)			47,354,104	47,354,104

Total Cash Equivalents (Cost $47,354,104)(20.82%)			47,354,104	47,354,104

Total Portfolio Investments and Cash Equivalents (Cost $182,647,500)(104.12%)				236,886,985

Other Assets in Excess of Liabilities ((4.12)%)				(9,367,731)

Net Assets (100.00%)				$227,519,254

*	Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment. Secondary Investments are single or portfolios of assets acquired on the secondary market. Notwithstanding the foregoing, if the Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any investment, the Fund may re-classify such investment as it deems appropriate.

**	The Fair Value of any Direct Investment may not necessarily reflect the current or expected future performance of such Direct Investment or the Fair Value of the Fund’s interest in such Direct Investment. Furthermore, the Fair Value of any Direct Investment has not been calculated, reviewed, verified or in any way approved by such Direct Investment or its general partner, manager or sponsor (including any of its affiliates). Please see below for further details regarding the valuation policy of the Fund.

+	The fair value of the investment was determined using significant unobservable inputs.

a	Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of December 31, 2025 was $189,532,881, or 83.30% of net assets. Total aggregated cost of restricted securities as of December 31, 2025 was $135,293,396.

b	Investment does not issue shares.

c	Non-income producing.

d	Investment has been committed to but has not been fully funded by the Fund.

A summary of outstanding financial instruments at December 31, 2025 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Counterparty	Currency Purchased	Currency Sold	Value	Unrealized Appreciation (Depreciation)
January 28, 2026	State Street Bank International GmbH	£2,116,000	$2,839,114	$2,839,143	$29
January 28, 2026	State Street Bank International GmbH	$2,859,858	£2,116,000	$2,839,143	$20,715
February 25, 2026	State Street Bank International GmbH	$28,559,875	€24,500,000	$28,838,200	$(278,325)
February 25, 2026	State Street Bank International GmbH	$7,945,047	€6,800,000	$8,004,072	$(59,025)
April 22, 2026	State Street Bank International GmbH	$2,838,429	£2,116,000	$2,844,416	$(5,987)
					$(322,593)

Legend:

£	- British Pound

€	- Euro

The accompanying notes are an integral part of these Consolidated Schedule of Investments.

The information contained in this section should be read in conjunction with the Fund’s audited consolidated financial statements contained in its annual report for the year ended March 31, 2025.

Investments held by the Fund include direct equity investments in operating companies (“Direct Investments”) and primary and secondary investments in private equity funds (“Primary Investments” and “Secondary Investments”, respectively, and together, “Private Equity Fund Investments”; Direct Investments and Private Equity Fund Investments, collectively, “Private Equity Investments”).

Partners Group (USA) Inc. (the “Adviser”) determines the fair value of the Fund’s Private Equity Investments in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and the Fund's valuation procedures (the “Valuation Procedures”), which have been approved by the board of managers of the Fund (the “Board”). As authorized by the Valuation Procedures, the Adviser values the Fund’s Private Equity Investments in consultation with its affiliates. The Valuation Procedures require evaluation of all relevant factors reasonably available to the Adviser and its affiliates at the time the Fund’s Private Equity Investments are valued.

The Valuation Procedures are implemented by the Adviser and State Street Bank and Trust Company, as the Fund’s administrator (the “Administrator”). Both the Adviser and the Administrator are subject to the oversight of, and report to, the Board. The Adviser and the Administrator monitor and review the methodologies of the various third-party pricing services that are employed by the Fund.

The Adviser and certain of its affiliates act as investment advisers to clients other than the Fund. However, the valuation attributed to a Private Equity Investment held by the Fund and to the same Private Equity Investment held by another client, one of the Adviser’s affiliates, or by a client of one of its affiliates might differ due to differences in accounting, regulatory or other factors applicable to the Fund, such other client or the Adviser’s affiliate.

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated fair values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-level hierarchy is used to distinguish between (A) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (B) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs). This distinction determines the classification of fair value measurements for disclosure purposes.

The various types of inputs used in determining the value of the Fund’s investments are summarized below for each of the three levels:

●	Level 1 – Pricing inputs are quoted prices available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on that date, the closing bid price on the determination date. In accordance with authoritative guidance, the Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Fund holds a large position in an investment and a sale could reasonably impact the quoted price.

●	Level 2 – Pricing inputs are observable inputs other than quoted prices for identical assets in active markets (i.e., not Level 1 inputs). Fair value is determined using models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments that are generally included in this category include corporate notes, convertible notes, warrants and restricted public equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

●	Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category are private equity and debt investments, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs is based on the Adviser’s estimates that consider a combination of various factors and performance measurements. These factors and measurements include the timing of the transaction; the market in which the investment operates; comparable market transactions; operational performance and projections of the investments; various performance multiples as applied to earnings before interest, taxes, depreciation, and amortization or a similar measure of earnings for the latest reporting period or a forward period; brokers’ quotes; and discounted cash flow analysis.

Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed. The following is a summary of the Fund's investments classified in the fair value hierarchy as of December 31, 2025:

Investments	Level 1	Level 2	Level 3	Total
Direct Investments:
Direct Equity	$—	$—	$66,322,533	$66,322,533
Total Direct Investments	$—	$—	$66,322,533	$66,322,533
Secondary Investments	$—	$—	$114,864,851	$114,864,851
Primary Investments	$—	$—	$8,345,497	$8,345,497
Cash Equivalents	$47,354,104	$—	$—	$47,354,104
Total Investments	$47,354,104	$—	$189,532,881	$236,886,985
Other Financial Instruments
Assets
Foreign Currency Exchange Contracts	$—	$20,744	$—	$20,744
Total Assets	$—	$20,744	$—	$20,744
Liabilities
Foreign Currency Exchange Contracts	$—	$(343,337)	$—	$(343,337)
Total Liabilities	$—	$(343,337)	$—	$(343,337)
Total Investments Net of Foreign Currency Exchange Contracts	$47,354,104	$(322,593)	$189,532,881	$236,564,392

The following is a reconciliation of the amount of the account balances on April 1, 2025 and December 31, 2025 of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2025	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Gross Purchases	Gross Sales	Net Amortization of Discount/ (Premium)	Net Transfers In or Out of Level 3	Balance as of December 31, 2025
Direct Investments:
Direct Equity Investments	$23,116,093	$4	$5,930,985	$37,388,971	$(113,520)	$—	$—	$66,322,533
Total Direct Investments*	$23,116,093	$4	$5,930,985	$37,388,971	$(113,520)	$—	$—	$66,322,533
Secondary Investments*	$85,742,401	$97,665	$20,809,236	$30,645,124	$(22,429,575)	$—	$—	$114,864,851
Primary Investments*	$5,092,382	$—	$(298,025)	$5,134,698	$(1,583,558)	$—	$—	$8,345,497
Total	$113,950,876	$97,669	$26,442,196	$73,168,793	$(24,126,653)	$—	$—	$189,532,881

*	For the purposes of the tables above: (i) “Direct Investments” are private investments directly in the equity or debt of selected operating companies, often together with the management of the investee operating company; (ii) “Primary Investments” are investments in newly established private equity partnerships where underlying portfolio companies are generally not known as of the time of investment; and “Secondary Investments” are single or portfolios of assets acquired on the secondary market. However, in the private equity market sector the term “Secondary Investments” is generally understood to mean Private Equity Fund Investments acquired in the secondary market. Notwithstanding the foregoing, if the Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any investment, the Fund may re-classify such investment as it deems appropriate.

Changes in inputs or methods used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methods used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

The amount of the net change in unrealized appreciation (depreciation) for the nine months ended December 31, 2025 relating to investments in Level 3 assets still held at December 31, 2025 is $26,442,196 which is included as a component of net change in accumulated unrealized depreciation on investments on the Consolidated Statement of Operations.

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser for Level 3 Fair Value Measurements for investments held as of December 31, 2025:

Type of Security	Fair Value at December 31, 2025 (000’s)*	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Direct Investments:
Direct Equity	$8,209	Discounted cash flow	Discount factor	0.08x – 0.16x (0.11x)
	41,963	Market comparable companies	Enterprise value to EBITDA multiple	8.27x – 16.80x (11.77x)
	16,150	Recent financing/transaction	Recent transaction price	n/a
Primary and Secondary Investments	$123,210	Adjusted reported net asset value	Reported net asset value	n/a

*	Level 3 fair value includes accrued interest.

Level 3 Direct Equity Investments valued using an unobservable input are directly affected by a change in that input. For Level 3 Direct Debt Investments, the Fund estimates fair value utilizing earnings and multiples analysis or an analysis of discounted cash flows that considers the credit risk and interest rate risk of the particular investment. For Direct Investments, significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurements.

Forward Foreign Currency Exchange Contracts

The Fund may enter forward foreign currency exchange contracts to manage foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into as a hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering a closing transaction or by the delivery or receipt of the currency. The risk that counterparties may be unable to meet the terms of their contracts and the risk of unanticipated movements in the value of a foreign currency relative to the U.S. Dollar are inherent in forward foreign currency exchange contracts.

During the nine months ended December 31, 2025, the Fund entered into 17 long/short forward foreign currency exchange contracts. The Fund had $(1,752,051) in net realized gains (losses) and $350,584 change in net unrealized appreciation (depreciation) on forward foreign currency contracts. The outstanding forward foreign currency exchange contract amounts at December 31, 2025 are representative of contract amounts during the period.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and determined that there were no subsequent events that require disclosure in the consolidated financial statements.